UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2009

AmeriCredit Corp.

(Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3900, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 5, 2009, AmeriCredit Financial Services, Inc. (“AmeriCredit”), a wholly owned subsidiary of AmeriCredit Corp., entered into certain transaction documents that amended and extended its AmeriCredit Master Trust warehouse credit facility (the “Master Trust I”). These transaction documents included an Omnibus Amendment to the Master Trust I and other documents related to the creation of the AmeriCredit Master Trust II warehouse credit facility (the “Master Trust II”). The combined commitment size of Master Trust I and Master Trust II has been reduced from $2.25 billion to $1.11 billion, which is consistent with AmeriCredit Corp.’s previously announced reduction in originations. The transaction documents affecting the amendment and extension are described below.

Omnibus Amendment to AmeriCredit Master Trust

AmeriCredit entered into amendments to the Master Trust I transaction documents with each lender party thereto, with the exception of Lehman Brothers, and Deutsche Bank Trust Company Americas, as administrative agent for the lenders. The Master Trust I is a revolving credit facility secured by automobile retail installment sales contracts purchased and serviced by AmeriCredit. These amendments amended the managed portfolio net loss ratio, removed the 364 day aging limitation and made certain technical amendments that are not material. The commitment termination date for Master Trust I remains October 31, 2009. This description of the amendment is a summary and does not purport to be complete, and is qualified in its entirety by reference to the copy of the amendment attached as Exhibit 99.1 to this Form 8-K, which is incorporated herein by reference.

AmeriCredit Master Trust II

AmeriCredit entered into the Master Trust II transaction documents with each lender party thereto and Deutsche Bank Trust Company Americas, as administrative agent for the lenders. The Master Trust II is a revolving warehouse credit facility secured by automobile retail installment sales contracts purchased and serviced by AmeriCredit, by the respective notes of all of the lender parties of the Master Trust I, with the exception of Lehman Brothers, and by the Master Trust I residual cash flow. The commitment termination date for Master Trust II is March 31, 2010. The transaction documents set the managed portfolio net loss ratio to the same level set forth in the amendments to the Master Trust I, as described above, and do not contain an aging limitation. This description of the transaction documents is a summary and does not purport to be complete, and is qualified in its entirety by reference to the copy of the transaction documents attached as Exhibits 99.2—99.6 to this Form 8-K, which is incorporated herein by reference.

Affiliates of Deutsche Bank Trust Company Americas have also performed investment banking and advisory services for AmeriCredit from time to time to which they have received customary fees and expenses.

Omnibus Amendment to AmeriCredit MTN Receivables Trust V

Also on March 5, 2009, AmeriCredit entered into amendments to the transaction documents concerning its $750 million AmeriCredit MTN Receivables Trust V warehouse credit facility (the “MTN V Trust”) with MBIA Insurance Corporation. The MTN V Trust is a medium term note warehouse credit facility secured by receivables on automobile retail installment sales contracts purchased and serviced by AmeriCredit. These amendments amended the portfolio net loss ratios, including the managed portfolio net loss ratio to a level consistent with the Master Trust I and the Master Trust II, and made certain technical amendments that are not material. This description of the amendment is a summary and does not purport to be complete, and is qualified in its entirety by reference to the copy of the amendment attached as Exhibit 99.7 to this Form 8-K, which is incorporated herein by reference.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired

None.

(b)	Pro-forma Financial Information

None.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit
99.1	Omnibus Amendment, dated March 5, 2009, by and among, AmeriCredit Master Trust, as Issuer, AmeriCredit Financial Services, Inc., AmeriCredit Funding Corp. VII, The Bank of New York Mellon, Deutsche Bank Trust Company Americas, as Administrative Agent, Deutsche Bank AG, New York Branch, as an Agent, the Class A Purchasers parties thereto, the Class B Purchasers parties thereto, the Class C Purchasers parties thereto and Wells Fargo Bank, National Association

99.2	Sale and Servicing Agreement, dated March 5, 2009, by and among AmeriCredit Master Trust II, AmeriCredit Funding Corp. X, as Seller, AmeriCredit Financial Services, Inc., as Servicer, and Wells Fargo Bank, National Association, as Backup Servicer and Trust Collateral Agent

99.3	Indenture, dated March 5, 2009, by and among AmeriCredit Master Trust II, Wells Fargo Bank, National Association, as Trustee and Trust Collateral Agent, and Deutsche Bank Trust Company Americas, as Administrative Agent

99.4	Class A Note Purchase Agreement, dated as of March 5, 2009, by and among AmeriCredit Master Trust II, AmeriCredit Funding Corp. X, as Seller, AmeriCredit Financial Services, Inc., as Servicer, Deutsche Bank Trust Company Americas, as Administrative Agent, Deutsche Bank AG, New York Branch, as an Agent, the Class A Purchasers parties thereto and the other Agents parties thereto

99.5	Class B Note Purchase Agreement, dated as of March 5, 2009, by and among AmeriCredit Master Trust II, AmeriCredit Funding Corp. X, as Seller, AmeriCredit Financial Services, Inc., as Servicer, Deutsche Bank Trust Company Americas, as Administrative Agent, Deutsche Bank AG, New York Branch, as an Agent, the Class B Purchasers parties thereto and the other Agents parties thereto

99.6	Class C Note Purchase Agreement, dated as of March 5, 2009, by and among AmeriCredit Master Trust II, AmeriCredit Funding Corp. X, as Seller, AmeriCredit Financial Services, Inc., as Servicer, Deutsche Bank Trust Company Americas, as Administrative Agent, Deutsche Bank AG, New York Branch, as an Agent, the Class C Purchasers parties thereto and the other Agents parties thereto

99.7	Omnibus Amendment, dated as of March 5, 2009, by and among AmeriCredit MTN Receivables Trust V, as Debtor, AmeriCredit Financial Services, Inc., Individually and as Servicer, AmeriCredit MTN Corp. V, MBIA Insurance Corporation, as Note Insurer, Meridian Funding Company, LLC, as Purchaser, Wilmington Trust Company, as Owner Trustee, and Wells Fargo Bank, National Association, as Collateral Agent and as the Securities Intermediary

99.8	Press release dated March 9, 2009, entitled “AmeriCredit Announces Amendment to Warehouse Credit Facilities”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriCredit Corp.
(Registrant)

Date: March 10, 2009	By:	/s/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Exhibit
99.1	Omnibus Amendment, dated March 5, 2009, by and among, AmeriCredit Master Trust, as Issuer, AmeriCredit Financial Services, Inc., AmeriCredit Funding Corp. VII, The Bank of New York Mellon, Deutsche Bank Trust Company Americas, as Administrative Agent, Deutsche Bank AG, New York Branch, as an Agent, the Class A Purchasers parties thereto, the Class B Purchasers parties thereto, the Class C Purchasers parties thereto and Wells Fargo Bank, National Association

99.2	Sale and Servicing Agreement, dated March 5, 2009, by and among AmeriCredit Master Trust II, AmeriCredit Funding Corp. X, as Seller, AmeriCredit Financial Services, Inc., as Servicer, and Wells Fargo Bank, National Association, as Backup Servicer and Trust Collateral Agent

99.3	Indenture, dated March 5, 2009, by and among AmeriCredit Master Trust II, Wells Fargo Bank, National Association, as Trustee and Trust Collateral Agent, and Deutsche Bank Trust Company Americas, as Administrative Agent

99.4	Class A Note Purchase Agreement, dated as of March 5, 2009, by and among AmeriCredit Master Trust II, AmeriCredit Funding Corp. X, as Seller, AmeriCredit Financial Services, Inc., as Servicer, Deutsche Bank Trust Company Americas, as Administrative Agent, Deutsche Bank AG, New York Branch, as an Agent, the Class A Purchasers parties thereto and the other Agents parties thereto

99.5	Class B Note Purchase Agreement, dated as of March 5, 2009, by and among AmeriCredit Master Trust II, AmeriCredit Funding Corp. X, as Seller, AmeriCredit Financial Services, Inc., as Servicer, Deutsche Bank Trust Company Americas, as Administrative Agent, Deutsche Bank AG, New York Branch, as an Agent, the Class B Purchasers parties thereto and the other Agents parties thereto

99.6	Class C Note Purchase Agreement, dated as of March 5, 2009, by and among AmeriCredit Master Trust II, AmeriCredit Funding Corp. X, as Seller, AmeriCredit Financial Services, Inc., as Servicer, Deutsche Bank Trust Company Americas, as Administrative Agent, Deutsche Bank AG, New York Branch, as an Agent, the Class C Purchasers parties thereto and the other Agents parties thereto

99.7	Omnibus Amendment, dated as of March 5, 2009, by and among AmeriCredit MTN Receivables Trust V, as Debtor, AmeriCredit Financial Services, Inc., Individually and as Servicer, AmeriCredit MTN Corp. V, MBIA Insurance Corporation, as Note Insurer, Meridian Funding Company, LLC, as Purchaser, Wilmington Trust Company, as Owner Trustee, and Wells Fargo Bank, National Association, as Collateral Agent and as the Securities Intermediary

99.8	Press release dated March 9, 2009, entitled “AmeriCredit Announces Amendment to Warehouse Credit Facilities”